EXHIBIT 32.2

Certification Under Section 906 of the Sarbanes-Oxley Act of 2002 / 18 U.S.C. Section 1350 / SEC Rule 13a-14(b)

Jeremy Ferrell hereby certifies that:

1. He is the Interim chief financial officer of Path 1 Network Technologies Inc.

2. The Form 10-K/A report of Path 1 Network Technologies Inc. that this certification accompanies fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934.

3. The information contained in the Form 10-K/A report of Path 1 Network Technologies Inc. that this certification accompanies fairly presents, in all material respects, the financial condition and results of operations of Path 1 Network Technologies Inc.

Dated: April 10, 2006

/s/ JEREMY FERRELL
Jeremy Ferrell Interim Chief Financial Officer